UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                              September 5, 2001

                                SCHEDULE 14A
                   Information Required in Proxy Statement
                          SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                    1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|  | Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

|  | Definitive Additional Materials

|  | Soliciting Material Under Rule 14a-12.

                       MILLENNIUM PLASTICS CORPORATION
              (Name of Registrant as Specified in Its Charter)





  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.

|   |     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1)  Title of each class of securities to which transaction applies:
     Common  Stock,  par  value  $.001  per  share,  of  Millennium  Plastics
Corporation

     (2   Aggregate number of securities to which transaction applies:
     _______________ shares of Common Stock based on the number outstanding as of August 15, 2001.

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: The filing fee was calculated pursuant to Exchange Act Rule 0-11 (c)(1), and is the product of multiplying 1/50 of 1% by an amount equal to the sum of (x) the product of ____________
     shares of Common Stock, par value $.001 per share, of Millennium Plastics Corporation multiplied by $_____________ per share, and (y) $___________ payable to holders of outstanding options to purchase shares of Common Stock in exchange for the cancellation of such options.

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

|   |     Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     _____________________________________________

     (2)  Form, Schedule or Registration Statement No.:

     _____________________________________________

     (3)  Filing Party:

     _____________________________________________

     (4)  Date Filed:

     _____________________________________________

                       MILLENNIUM PLASTICS CORPORATION
                            6265 S. Stevenson Way
                           Las Vegas, Nevada 89120
                               (702) 454-2121
Dear Millennium Plastics Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Millennium Plastics Corporation ("Millennium") to be held on September 24, 2001, at 9:00 a.m., local time, at The Greystone Conference Room - Suite 115, 1850 E. Flamingo Rd., Las Vegas, Nevada. At the annual meeting, you will be asked to consider and vote upon;

1. an amendment to the Articles of Incorporation to increase the authorized common stock from 50,000,000 Shares to 100,000,000 Shares;

2. to elect a new board of directors for Millennium to serve through the next year;

3.   to re-confirm Weaver & Martin LLC as Millennium's independent auditors;

4. to transact such other business as may properly come before the annual meeting or any adjournment or postponement.

      The proposed amendment to the Articles of Incorporation is an important decision for Millennium and its stockholders. The amendment cannot occur unless, among other things, the amendment is approved by the holders of a majority of the outstanding shares of Millennium common stock entitled to vote at the annual meeting. The accompanying proxy statement explains the proposed amendment and provides specific information concerning the annual meeting. We encourage you to read this entire document carefully.

      Whether or not you plan to attend the annual meeting, please take the time to vote on the proposal submitted by completing and mailing the enclosed proxy card to us. Please sign, date and mail your proxy card indicating how you wish to vote. If you fail to return your proxy card, the effect will be a vote against the Amendment.

                                   Sincerely,



                                   Paul Branagan
                                   CHAIRMAN OF THE BOARD AND
                                   CHIEF EXECUTIVE OFFICER

     The amendment to the Articles of Incorporation and other matters voted upon have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the amendment or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

      This proxy statement is dated September 5, 2001, and is first being mailed to Millennium stockholders on or about September 6, 2001 to
stockholders       of       record      of       August       15,       2001.

                       MILLENNIUM PLASTICS CORPORATION
                            6265 S. Stevenson Way
                           Las Vegas, Nevada 89120
                               (702) 454-2121

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON SEPTEMBER 24, 2001

Dear Millennium Plastics Stockholder:

  We will hold the Annual Meeting of Stockholders of Millennium Plastics Corporation on September 24, 2001 at 9:00 a.m., local time, at The Greystone Building Conference Room - Suite 115, 1850 E. Flamingo Rd., Las Vegas, Nevada, for the following purposes:

  1. an amendment to the Articles of Incorporation to increase the authorized common stock from 50,000,000 Shares to 100,000,000 Shares;

  2. to elect a new board of directors for Millennium to serve through the next year;

  3.   to re-confirm Weaver & Martin LLC as Millennium's independent auditors;

  4. to transact such other business as may properly come before the annual meeting or any adjournment or postponement.

     The board of directors has determined that the amendment to the Articles of Incorporation is in the best interests of the Millennium stockholders and unanimously recommends that you vote "FOR" the amendment.

     Only Millennium Plastics stockholders of record at the close of business on August 15, 2001, are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. A complete list of the stockholders entitled to vote at the annual meeting or any adjournments or postponements of the annual meeting will be available at and during the annual meeting.

      YOUR VOTE IS IMPORTANT. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED,
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ANYTIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. IF YOU RETURN A PROXY WITHOUT SPECIFYING A CHOICE ON THE PROXY, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS. IT MAY BE POSSIBLE FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING EVEN IF YOU HAVE RETURNED A PROXY. PLEASE REVIEW THE PROXY STATEMENT FOR MORE INFORMATION.

                         By Order of the Board of Directors

                         Paul Branagan
                         SECRETARY
Las Vegas, Nevada
September 6, 2001

                              TABLE OF CONTENTS

                                                                         PAGE

SUMMARY                                                         1

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT                       2

WHO CAN HELP ANSWER YOUR QUESTIONS                              3

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS      3

THE ANNUAL MEETING                                              4
     Time, Place And Date                                       4
     Purpose Of The Meeting                                     4
     Record Date And Voting At The Annual Meeting               4
     Votes Required                                             4
     Solicitation And Proxy Solicitor                           5
     Revocation And Use Of Proxies                              5
     Adjournments Or Postponements                              5
     Board of Directors Report On Executive Compensation        5
     Selection of Auditors                                      5
     Audit Committee                                            6
     Election of Directors                                      6
     Board of Directors Meeting                                 6
     Summary Compensation                                       6

DIRECTORS AND EXECUTIVE OFFICERS OF MILLENNIUM PLASTICS         6
     Executive Officers                                         6
     Duties, Responsibilities and Experience                    7

PRINCIPAL STOCKHOLDERS OF MILLENNIUM PLASTICS                   8

PROPOSALS OF STOCKHOLDERS FOR 2002 ANNUAL MEETING               8

OTHER MATTERS                                                   8

EXPENSES OF PROXY SOLICITATION                                  8

WHERE YOU CAN FIND MORE INFORMATION                             8

APPENDICES
Appendix A  Amended Articles of Incorporation                 A-1

                                   SUMMARY


     Throughout this proxy statement the term "Amendment" means the amendment to the Articles of Incorporation. A copy of the Amendment is attached as Appendix A to this proxy statement.

     IN ADDITION TO CERTAIN OTHER MATTERS WHICH WILL BE VOTED ON, THE AMENDMENT IS OF GREAT IMPORTANCE TO THE STOCKHOLDERS OF MILLENNIUM BECAUSE, IF THE AMENDMENT IS APPROVED BY THE STOCKHOLDERS, MANAGEMENT WILL BE AUTHORIZED TO INCREASE THE CAPITALIZATION OF THE COMPANY TO 100,000,000 SHARES OF COMMON STOCK, AT $0.001 PAR VALUE. ACCORDINGLY, STOCKHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION SUMMARIZED BELOW AND PRESENTED ELSEWHERE IN THIS PROXY STATEMENT.

Date, Time and Place of the
Annual    Meeting   of    Millennium
Stockholders                          Monday,  September 24, 2001,  at  9:00
                                      a.m., Las Vegas time, at The Greystone
                                      Building  Conference Room, Suite  111,
                                      1850   E.  Flamingo  Rd.,  Las  Vegas,
                                      Nevada,  ("the  Annual Meeting").  See
                                      "INTRODUCTION")

Purpose of the Meeting                1.   To  consider  and vote  upon  the
                                          Amendment  to  the  Articles   of
                                          Incorporation, by increasing  the
                                          capitalization of the Company  to
                                          100,000,000 common shares, $0.001 par
                                          value;

                                      2.   To elect a new board of directors
                                          for Millennium to serve through the
                                          next year, (current nominations are
                                          for  Paul  T.  Branagan,  Jocelyn
                                          Carnegie, Bayan Giltsoff, James L.
                                          Arnold, and Donato Grieco);

                                      3.   To re-confirm Weaver & Martin LLC
                                          as Millennium's independent auditors;
                                          and

                                      4.   To  transact such other  business
                                          as may properly come before the annual
                                          meeting  or  any  adjournment  or
                                          postponement.

Stockholders Entitled to Vote         Only Millennium stockholders of record
                                      at 5:00 p.m., Las Vegas time on August
                                      15, 2001 are entitled to notice of and
                                      to vote at the Annual Meeting.

Recommendation  of Millennium  Board
of   Directors;  Reasons   for   the
Amendment:                            The  board  of directors of Millennium
                                      has  duly  approved and  executed  the
                                      Amended Articles of Incorporation  and
                                      recommends a vote in favor  of  it  in
                                      the    belief   that   the   increased
                                      capitalization is in the best interest
                                      of   Millennium  stockholders.  Before
                                      giving  this approval, the  Millennium
                                      board  reviewed a number  of  factors,
                                      including   recent  negotiations   for
                                      providing  financing for  the  Company
                                      which  negotiations were  hampered  by
                                      the lack of capitalization.

Effective Time of Amendment           If   the  Amendment  is  adopted   and
                                      approved   at   the  Annual   Meeting,
                                      management   will  file  the   Amended
                                      Articles of Incorporation on September
                                      24, 2001.


                  QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

WHY SHOULD MILLENNIUM AMEND ITS ARTICLES OF INCORPORATION?

      Millennium Plastics Corporation is currently authorized to issue 50,000,000 shares of common stock, at $0.001 par value. Currently the Company has 41,952,884 shares of its common stock issued, with 10,000,000 held by management for a specific financing. If the financing is approved at a later date by management, the Company would be left with only 8,047,116 shares of common stock for use in its operations.

      Millennium's board of directors believes that the increase in the authorized shares of common stock is necessary in order to assure that it will have a sufficient number of authorized and unissued shares of common stock available in the future. The increase in authorized shares of common stock is intended to increase Millennium's financial flexibility.

IF I SEND IN MY PROXY CARD BUT DO NOT INDICATE MY VOTE, HOW WILL MY SHARES BE VOTED?

      If you sign and return your proxy card but do not indicate how to vote your shares at the annual meeting, the shares represented by your proxy will be voted "FOR" the Proposals.

WHAT SHOULD I DO NOW TO VOTE AT THE ANNUAL MEETING?

      Sign, mark and mail your proxy card indicating your vote on the Amendment in the enclosed return envelope as soon as possible, so that your shares of Millennium common stock can be voted at the annual meeting.

MAY I CHANGE MY VOTE AFTER I MAIL MY PROXY CARD?

      Yes. You may change your vote at any time before your proxy is voted at the annual meeting. You can do this in three ways:

* You can send Millennium a written statement that you revoke your proxy, which to be effective must be received prior to the vote at the annual meeting;

* You can send Millennium a new proxy card prior to the vote at the annual meeting, which to be effective must be received by Millennium prior to the vote at the annual meeting; or

* You can attend the annual meeting and vote in person. Your attendance alone will not revoke your proxy. You must attend the annual meeting and cast your vote at the annual meeting.

     Send any revocation of a proxy or new proxy card to the attention of the Corporate Secretary at Millennium Plastics Corporation 6265 S. Stevenson Way,

Las Vegas, Nevada 89120. (702) 454-2121. If your shares are held in street name, you must follow the directions provided by your broker to vote your shares or to change your instructions.


                     WHO CAN HELP ANSWER YOUR QUESTIONS

      If you have more questions about the Amendment or would like additional copies of the proxy statement, you should contact:

                       Millennium Plastics Corporation
                            6265 S. Stevenson Way
                           Las Vegas, Nevada 89120
                          Attention: Paul Branagan
                          President, and Secretary
                      Telephone Number: (702) 454-2121


                       CAUTIONARY STATEMENT CONCERNING
                         FORWARD LOOKING STATEMENTS

      This proxy statement and the documents to which we refer you to in this proxy statement contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

     *    our financial performance and projections;

     *    our growth in revenue and earnings; and

     *    our business prospects and opportunities.

      You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expects," "anticipates," "contemplates," "estimates," "believes", "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including

    *    our ability to retain the business of our significant customers;

    *    our ability to keep pace with new technology and changing market needs;
         and

    *    the competitive environment of our business.

      These and other factors may cause our actual results to differ materially from any forward-looking statement.

      Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, might not occur.
                             THE ANNUAL MEETING

TIME, PLACE AND DATE

      We are furnishing this proxy statement to Millennium stockholders in connection with the solicitation of proxies by the Millennium board of directors for use at the annual meeting of stockholders of Millennium to be held on September 24, 2001, at 9:00 a.m., local time, at The Greystone Conference Room, Suite 115, 1850 E. Flamingo Rd., Las Vegas, Nevada, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Annual Meeting of Stockholders.

PURPOSE OF THE MEETING

      At the annual meeting, holders of Millennium Plastics common stock of record as of the close of business on August 15, 2001 will be eligible to vote upon:

  1. an amendment to the Articles of Incorporation to increase the authorized common stock from 50,000,000 Shares to 100,000,000 Shares;

  2. to elect a new board of directors for Millennium to serve through the next year;

  3.   to re-confirm Weaver & Martin LLC as Millennium's independent auditors;

  4. to transact such other business as may properly come before the annual meeting or any adjournment or postponement.

RECORD DATE AND VOTING AT THE ANNUAL MEETING

      The board of directors has fixed the close of business on August 15, 2001, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments and postponements of the annual meeting. On that day, there were 41,527,884 shares of Millennium common stock outstanding and eligible to vote, which shares were held by approximately 251 stockholders of record. Holders of Millennium Plastics common stock are entitled to one vote per share.

      A majority of the issued and outstanding shares of Millennium common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting may be adjourned from time to time, until a quorum is present. Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the annual meeting for the transaction of business.

     Any stockholder of Millennium Plastics has the right to vote against approval of the Amendment.

AMENDMENT TO THE ARTICLES OF INCORPORATION

     You are being asked to approve an amendment to Millennium's Articles of Incorporation that will increase the maximum number of shares of capital stock authorized for issuance to 100,000,000 shares of common stock. There are currently 50,000,000 shares of common stock authorized for issuance.

     Millennium's board of directors adopted a resolution approving this amendment to its Articles of Incorporation on May 15, 2001. If the stockholders do not approve this proposal, Millennium will not be able to increase its authorized capital common stock and will be hampered in its financial flexibility.

     The board of directors believes that the increase in the authorized shares of common stock is necessary in order to assure that Millennium will have a sufficient number of authorized and unissued shares of common stock available in the future. The increase in authorized shares of common stock is intended to increase Millennium's financial flexibility. We currently have no plans, agreements, understandings or arrangements for the issuance of any additional common stock.

     The increases in the authorized shares of our common stock may have anti-takeover effects. For example, although Millennium has no present intention to do so, it could issue additional shares of common stock in order to dilute the stock ownership of a person or entity seeking to obtain control of Millennium or in order to make it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management.

     Issuances of additional shares would be at the discretion of the board of directors. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. While our board of directors has broad authority under the existing Articles of Incorporation to issue stock which could have an anti-takeover effect, the proposed increase in the number of shares of authorized common stock could enhance the utility of our stock for anti-takeover purposes. We are not aware of any present effort to obtain control of Millennium.

     Our board of directors currently has no plans or intentions to issue additional shares of common stock for any merger, acquisition or other business combination.

EFFECT ON OUTSTANDING COMMON STOCK

     The   amendment  to  our  Articles  of  Incorporation  to  increase  our authorized capital common stock will have no effect on the rights of existing stockholders.

VOTES REQUIRED

      Approval of any Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Millennium Plastics common stock entitled to vote at the annual meeting. A failure to vote, abstention from voting, or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal.

      Brokers, and in many cases nominees, will not have discretionary power to vote on the proposals to be presented at the annual meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the annual meeting.

SOLICITATION AND PROXY SOLICITOR

      Millennium will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement. Millennium will reimburse brokers, fiduciaries, custodians and their nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of Millennium Plastics common stock. Millennium stockholder proxies may be solicited by directors, officers and employees of Millennium in person or by telephone, facsimile or by other means of communication. However, they will not be paid for soliciting proxies.

REVOCATION AND USE OF PROXIES

      The enclosed proxy card is solicited on behalf of the Millennium board of directors. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to Millennium before the vote at the annual meeting; (ii) executing a proxy with a later date and delivering it to Millennium before the vote at the annual meeting; or (iii) attending the annual meeting and voting in person. Any written notice of revocation should be delivered to the attention of the Corporate Secretary at Millennium Plastics Corporation, 6265 S. Stevenson Way, Las Vegas, Nevada 89120. Attendance at the annual meeting without casting a ballot will not, by itself, constitute revocation of a proxy.
      Subject to proper revocation, all shares of Millennium common stock represented at the annual meeting by properly executed proxies received by Millennium will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted "FOR" approval of the Proposals.

ADJOURNMENTS OR POSTPONEMENTS

     Although it is not expected, the annual meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the annual meeting may be made without notice, other than by an announcement made at the annual meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the annual meeting, whether or not a quorum exists. Any signed proxies received by Millennium Plastics will be voted in favor of an adjournment or postponement of the annual meeting in these circumstances, unless either a written note on the proxy delivered by the stockholder directs otherwise or the stockholder has voted against the Amendment. Thus, proxies voting against the Amendment will not be used to vote for adjournment of the annual meeting for the purpose of providing additional time to solicit votes to approve the Amendment. Any adjournment or postponement of the annual meeting for the purpose of soliciting additional proxies will allow Millennium Plastics stockholders who have already sent in their proxies to revoke them at any time prior to their use.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

   The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

SELECTION OF AUDITORS

     The board of directors selected Weaver & Martin LLC as the independent auditor to examine Millennium's financial statements for the fiscal year ended March 31, 2002.

AUDIT COMMITTEE

     The Company does not currently have an Audit committee.

INDEPENDENT AUDITORS

     Weaver & Martin ("W&M") has been selected as the independent auditors by a unanimous vote of its Board of Directors to audit the accounts of Millennium for and during its fiscal year ending March 31, 2002. Millennium is unaware of any direct or indirect financial interest of W&M in Millennium.

     Audit Fees

     W&M were also the independent auditors for the fiscal year ending March 31, 2001. The aggregate fees billed for professional services rendered for the audit of Millennium's annual financial statements for the fiscal year ended March 31, 2001 and the reviews of the financial statements included in Millennium's Forms 10-QSB for such year were $16,789.

     Financial Information Systems Design and Implementation Fees

     Millennium did not pay to W&M any fees in its most recent fiscal year for information systems design and implementation.

     All Other Fees

     Millennium did not pay to W&M any fees in its most recent fiscal year for services other than those described above.

     In view of the fact that Millennium did not pay to W&M any fees in its most recent fiscal year other than fees for audit services, the board of directors was not required to consider whether the provision of services other than audit services by W&M is compatible with maintaining W&M's independence in performing audit services.

     A representative of W&M is not expected to be present at the Meeting.

ELECTION OF DIRECTORS

   The directors are to be elected to the Board of Directors for one year to serve until the 2002 annual meeting of shareholders and until their successors are elected and qualified.

   If one or more of the nominees should at the time of the meeting be unable or unwilling to serve, the shareholders may vote for other nominees and for any substitute nominee or nominees designated by the Board of Directors. None of the Directors knows of any reason why the nominees named would be unavailable to serve. The following table sets forth information regarding each nominee.

                                                               Years Served
                              All Positions                    as Director
                               and Offices                    Of the Company
Name                            With MPCO                Age      since
Paul T. Branagan  President,    Secretary/Treasurer    &
                  Director                                57    Dec. 1999
Jocelyn Carnegie  VP    of   Product   Development   and
                  Director                                34    Dec. 1999
James L. Arnold   VP of Operations and Director           66    Dec. 1999
Bayan Giltsoff    Director                                55    May, 2001
Donato Grieco     Director                                64    Dec. 1999

BOARD OF DIRECTORS MEETING

      The board of directors of Millennium met 1 time during the fiscal year ended March 31, 2001.

SUMMARY COMPENSATION

     The compensation which the Company accrued or paid to the Officers for services in all capacities and for the fiscal years indicated, was as follows:

                                                              Long Term
                            Annual Compensation              Compensation
                                           Other Annual  Restricted
Name                Year   Salary  Bonus   Compensation    Stock    Options
Paul T. Branagan    2000   $16,000  -0-        -0-          -0-       -0-
                    2001   $60,000  -0-        -0-          -0-       -0-
Jocelyn Carnegie    2000    -0-     -0-        -0-          -0-       -0-
                    2001    -0-     -0-        -0-          -0-       -0-
James L. Arnold     2000    -0-     -0-        -0-          -0-       -0-
                    2001    -0-     -0-        -0-          -0-       -0-
Bayan Giltsoff      2000    -0-     -0-        -0-          -0-       -0-
                    2001    -0-     -0-        -0-          -0-       -0-
Donato Grieco       2000    -0-     -0-        -0-          -0-       -0-
                    2001    -0-     -0-        -0-          -0-       -0-

               DIRECTORS AND EXECUTIVE OFFICERS OF MILLENNIUM

EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the current executive officers (as defined by the Securities and Exchange Commission rules) of Millennium. These officers serve at the discretion of the board of directors of Millennium and of various subsidiaries of Millennium, as the case may be.

NAME                    AGE                      POSITION
Paul T. Branagan         57   President, Secretary/Treasurer and Director
Jocelyn Carnegie         34   Vice President of Product Development and
                              Director
Bayan Giltsoff           55   Director
James L. Arnold          66   Vice President of Operation and Director
Donato Grieco            64   Director

DUTIES, RESPONSIBILITIES AND EXPERIENCE

     Paul T. Branagan (age 57) is the President, Secretary/Treasurer and a member of the Board of Directors of the Company. Mr. Branagan graduated from the University of Las Vegas Nevada with a B.S. in physics. From 1993 to the present Mr. Branagan has been the President and Senior Scientist of Branagan & Associates, Inc. From 1975 to 1993 he was the Project Manager, Assistant Oil and Gas Division Manager and Senior Scientist of CER Corporation of Las Vegas, Nevada.

     Jocelyn Carnegie (age 34) is the Vice President of Development and a member if the Board of Directors of the Company. Mr. Lennon was on the Dean of Students' staff at DePauw University. After leaving DePauw he became the Chairman of the Business Department at Davenport College. Mr. Lennon is presently the CEO and founder of F & L Investment Corporation.

     Bayan Giltsoff (age 55) Vice President of Sales and Marketing and a Member of the Board of Directors of the Company. Having completed his studies at the Faculty of Letters, Madrid University, Mr. Giltsoff worked in the chemicals sector with Foseco Minsep in Kuwait from 1967 to 1979. From 1979, Mr. Giltsoff worked in Digital Equipment Corp. in the IT sector until 1986, when he founded his own computer trading and IT Consultancy based in Dubai. Active principally in the Middle East, Mr. Giltsoff returned to Ireland in the mid 1990s to develop the Solplax technology. Mr. Giltsoff founded Solplax in 1996 based on his patented invention of 1995 and continues to drive the technical development and marketing effort of the company. Mr. Giltsoff continues to consult to several companies in the Gulf and throughout Europe within the trading, IT and real estate sectors. He is fluent in English, French, Spanish and Arabic and has a working knowledge of Russian, Portuguese and Italian.

     James L. Arnold (age 66) is the Vice President of Operations and a member of the Board of Directors of the Company. Mr. Arnold graduated from Northeastern University with a B.S. in industrial engineering. From 1997 to the present he has worked as a management consultant. From 1993 until 1997, Mr. Arnold served as President and CEO of Ebtron, Inc.

     Donato A. Grieco (age 64) is a member of the Board of Directors of the Company. Mr. Grieco holds a B.S. in Business & Engineering Administration from the Massachusetts Institute of Technology of Cambridge, Massachusetts. Since 1986, Mr. Grieco has been Vice-President of Mollenberg-Betz, Inc. of Buffalo, New York, a major contractor in the mechanical construction industry, specializing in refrigeration, air conditioning, heating, and industrial process piping systems. Primarily responsible for project cost estimating, along with vendor and sub-contractor soliciting, leading to total project bid presentations.

      There are no family relationships between any of the above persons. Executive officers are elected annually by the board of directors of Millennium or a wholly-owned subsidiary of Millennium, as the case may be, at their respective meetings of directors held immediately following the annual meeting of stockholders for such company, to serve for the ensuing year or until their successors have been elected. There are no arrangements or understandings between any officer and any other person pursuant to which the officer was elected.

                    PRINCIPAL STOCKHOLDERS OF MILLENNIUM

      The following table sets forth as of August 15, 2001, the beneficial ownership of the Millennium common stock of each director, each of the named executive officers, and all executive officers and directors of Millennium as a group:


                                            Number             Percent
    Name of Beneficial Owner (1)        of Shares (2)       Of Class (3)
 Paul T. Branagan                                538,500         2%
 Jocelyn Carnegie                                120,000         0%
 Bayan Giltsoff                                      -0-         -0-
 James L. Arnold                                 100,000         0%
 Donato Grieco                                   150,000         1%
 SCAC Holdings Corp                            8,000,000         25%
 All Directors & Officers as a Group             908,500         3%

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.
(2) Percentages are based upon 31,527,884 as a result of 10,000,000 issued shares, which are in the possession of the Company.
(3) Figures are rounded to the nearest percentage. Less than 1% is reflected as 0%.

              PROPOSALS OF STOCKHOLDERS FOR 2001 ANNUAL MEETING

      Proposals of stockholders intended to be presented at the 2002 Annual Stockholders' meeting must be received by the corporate secretary, Millennium Plastics Corporation, 6265 S. Stevenson Way, Las Vegas, Nevada 89120 prior to July 1, 2002.

                                OTHER MATTERS

      As of the date of this proxy statement, the board of directors does not intend to bring any other business before the annual meeting of Millennium stockholders and, so far as is known to the board of directors, no matters are to be brought before the annual meeting except as specified in the notice of annual meeting. However, as to any other business that may properly come before the annual meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the board of directors.

                       EXPENSES OF PROXY SOLICITATION

     The principal solicitation of proxies will be made by mail. However, certain officers and directors of the Company, none of whom will be compensated therefor, may solicit proxies by letter, telephone or personal solicitation. Expense of distributing this Proxy Statement to stockholders, which may include reimbursements to banks, brokers, and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by Millennium.

                     WHERE YOU CAN FIND MORE INFORMATION

     Millennium files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Millennium files with the Securities and Exchange Commission at the Securities and Exchange Commission's public reference room at the following location:

                            Public Reference Room
                           450 Fifth Street, N.W.
                                  Room 1024
                           Washington, D.C. 20549

     Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. These Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet world wide web site maintained by the Securities and Exchange Commission at "http://www.sec.gov."

     The Securities and Exchange Commission allows Millennium to "incorporate by reference" information into this proxy statement, which means that the Millennium can disclose important information to you by referring you to other documents filed separately with the Securities and Exchange Commission. The information incorporated by reference is considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in later filed documents incorporated by reference in this proxy statement.

     This proxy statement incorporates by reference the documents set forth below that Millennium previously filed with the Securities and Exchange Commission. These documents contain important business and financial information about Millennium that is not included in or delivered with this proxy statement.

MILLENNIUM FILINGS
(FILE NO. 0-30234               PERIOD

Registration Statement Form 10SB   Filed August 30, 1999

Annual Report on Form 10-K    Fiscal Year ended March 31, 2000
                         Fiscal Year ended March 31, 2001

Quarterly Reports on Form   10-Q       Quarters  ended  September  30,  1999,
                         December 31, 2000, June 30, 2000, and June 30, 2001

Current Reports on Form 8-K    Filed December 6, 1999, December 8, 1999,  and
                         August 27, 2000.

     Millennium also incorporates by reference additional documents that may be filed with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the date of the annual meeting. These include periodic reports, such as Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K, as well as proxy statements.

     You can obtain any of the documents incorporated by reference through Millennium, the Securities and Exchange Commission or the Securities and Exchange Commission's Internet web site as described above. Documents incorporated by reference are available from Millennium without charge,
excluding   all   exhibits,  except  that  if  Millennium  has   specifically
incorporated by reference an exhibit in this proxy statement, the exhibit will also be provided without charge. Stockholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from Millennium at the following address:

                       MILLENNIUM PLASTICS CORPORATION
                            6265 S. Stevenson Way
                           Las Vegas, Nevada 89120
                               (702) 454-2121

     You should rely only on the information contained or incorporated by reference in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated September 5, 2001. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. The mailing of this proxy statement to stockholders does not create any implication to the contrary.

                             FRONT SIDE OF PROXY


                                    PROXY
                       MILLENNIUM PLASTICS CORPORATION
                            6265 S. Stevenson Way
                           Las Vegas, Nevada 89120
                               (702) 454-2121

                       ANNUAL MEETING OF STOCKHOLDERS

                             SEPTEMBER 24, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     OF MILLENNIUM PLASTICS CORPORATION

       The undersigned stockholder of MILLENNIUM PLASTICS CORPORATION, a Nevada corporation (the "Company"), hereby appoints Paul Branagan, as proxies, with the power to appoint his or her substitute, and hereby authorizes him or his authorized substitute to represent, and to vote as designated on the reverse side, all the shares of common stock of Millennium Plastics Corporation held of record by the undersigned on August 15, 2001, at the Annual Meeting of Stockholders of Millennium Plastics Corporation, to be held at The Greystone Conference Room, Suite 115, 1850 East Flamingo Rd., Las Vegas, Nevada, on September 24, 2001, at 9:00 a.m. local time and at all adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD OF DIRECTORS AS NOMINATED, THE APPROVAL OF THE ACCOUNTING FIRM OF WEAVER & MARTIN LLC, AND THE APPROVAL OF THE AMENDED ARTICLES OF INCORPORATION AND ANY OTHER APPROPRIATE MATTER WHICH COMES BEFORE THE BOARD.

           [X]  PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE

     THE BOARD OF DIRECTORS OF MILLENNIUM PLASTICS CORPORATION RECOMMENDS A VOTE FOR THE AMENDED ARTICLES OF INCORPORATION.

     1. Proposal to approve and adopt the Amended Articles of Incorporation, dated as of August __, 2001, as reflected in the Exhibit attached to the proxy statement.

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

           (Continued and to be dated, and signed on reverse side)


     2. Proposal to approve the following Directors: Paul T. Branagan, Jocelyn Carnegie, Bayan Giltsoff, James L. Arnold, and Donato Grieco.

     Paul T. Branagan    [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
     Jocelyn Carnegie    [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
     Bayan Giltsoff      [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
     James L. Arnold     [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
     Donato Grieco       [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

3. Proposal to approve Weaver & Martin LLC as independent auditors for the new year:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN


4. Proposal to transact such other business as may properly come before the annual meeting or any adjournment or postponement:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN



THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                        Date: ___________________, 2001

                                        _______________________________
                                                  (Signature)

                                        _______________________________
                                            (Joint Owner's Signature)

                                        Please sign exactly as your name
                                        appears on proxy. When    signing as
                                        attorney, guardian, executor,
                                        administrator or     trustee, please
                                        give title. If the signer is a
                                        corporation, give the full corporate
                                        name and sign by a duly authorized
                                        officer, showing the officer's
                                        title. EACH joint owner is requested
                                        to sign.

              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
            PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE

Exhibit 3(a)

                  CERTIFICATE OF AMENDMENT OF

                  ARTICLES OF INCORPORATION OF

                MILLENNIUM PLASTICS CORPORATION


     The   undersigned   President  and  Secretary  of  MILLENNIUM   PLASTICS

CORPORATION does hereby certify:

     That  the  Board  of Directors of said Corporation, at  a  meeting  duly convened  and  held on the May 15, 2001, adopted a resolution  to  amend  the

Articles of Incorporation as follows:

1.   Article VI, Section 1 is amended to read as follows:

     Article VI - CAPITAL STOCK

     Section  1.  Authorized Shares.  The total number of shares  which  this corporation is authorized to issue is 100,000,000 shares of Common  Stock  of

$.001.

     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 41,527,844; that the said changes  and amendments have been consented to and approved by a majority  of the  stockholders  holding  at  least a majority  of  stock  outstanding  and entitled to vote thereon at a meeting of the Shareholders held September  24,

2001, making a sufficient number for approval.

DATED:  September 24, 2001



                                   ________________________________
                                   Paul Branagan, President



                                   _________________________________
                                   Paul Branagan, Secretary

STATE OF NEVADA     )
                    ) SS:
COUNTY OF CLARK     )

     On September 24, 2001, 2001, personally appeared before me, a Notary Public, PAUL BRANAGAN, who acknowledged that he executed the above instrument as President and Secretary of Millennium Plastics Corporation.


                                   _____________________________
                                   NOTARY PUBLIC